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                                                                   Exhibit 10.16



                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

                         dated as of September 29, 2000

                                      among

                            PS BUSINESS PARKS, L.P.,


                           THE LENDERS LISTED HEREIN,


                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Agent



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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ARTICLE I.   THE AMENDMENTS..................................................1
             --------------

          SECTION 1.1.  Definitions..........................................1

          SECTION 1.2.  Extension............................................1

          SECTION 1.3.  Financial Information................................2

          SECTION 1.4.  Minimum Tangible Net Worth...........................2


ARTICLE II.  CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT...................2
             ---------------------------------------------


ARTICLE II.  REPRESENTATIONS OF BORROWER.....................................3
             ---------------------------


ARTICLE IV.  MISCELLANEOUS...................................................3
             -------------

          SECTION 4.1.  Capitalized Terms....................................3

          SECTION 4.2.  Ratification.........................................3

          SECTION 4.3.  Counterparts.........................................3

          SECTION 4.4.  Governing Law........................................3


                                        i
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                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT


                  THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") dated as of September 29, 2000 among PS BUSINESS PARKS, L.P., a California limited partnership (the "Borrower"), the lenders listed on the signature pages hereof ("Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent and representative for the Lenders (in such capacity, the "Agent").

                  WHEREAS, Borrower, the Agent and the Lenders entered into that certain Revolving Credit Agreement dated as of August 6, 1998 (the "Original
                                                                       ---------
Agreement"),  which  Original  Agreement  was  amended  by  that  certain  First
----------
Amendment to Revolving  Credit Agreement dated as of August 19, 1999 (the "First
                                                                          ------
Amendment")  among  the  Borrower,  the  Agent  and the  Lenders  (the  Original
----------
Agreement as amended by the First Amendment being referred to herein as the "Modified Credit Agreement");
---------------------------

                  WHEREAS, Borrower, the Lenders and the Agent wish to extend the Maturity Date to August 6, 2003 and make certain other amendments to the Modified Credit Agreement. The Modified Credit Agreement, as modified by this Amendment may be referred to herein as the "Credit Agreement";

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Borrower, the Lenders and the Agent agree as follows:

                                   ARTICLE I.
                                   ---------

                                 the AMENDMENTS
                                 --------------

                  SECTION 1.1.  Definitions.  The following terms shall be added
                                -----------
to, or shall be substituted in lieu of the corresponding terms in, Section 1.1 of the Modified Credit Agreement:

                  "Maturity  Date"  means  at  any  time,  the   then-applicable
                  ----------------
maturity date specified hereunder. The initial Maturity Date shall be August 6, 2003, although such date may be extended by the Lenders as provided in Section
2.5.2 hereof.

                  "Net Worth" means, at any date, the consolidated stockholders'
                  -----------
equity of the Borrower (including minority interests in the Borrower) and the Consolidated Entities, excluding any amounts attributable to mandatorily redeemable preferred stock (other than preferred stock redeemable solely with common stock); provided, solely for purposes of this definition, the consolidated stockholders' equity will be adjusted to add the net additions to accumulated depreciation and amortization occurring subsequent to December 31, 1999.

                  SECTION 1.2.  Extension.  Section 2.5.2 of the Modified Credit
                                ---------
Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

                  2.5.2.  Extension.  Borrowers  may request  extensions  of the
                          ---------
Maturity Date by making such request to Agent ("Extension Notice") in writing at least ninety (90) days prior to each anniversary of the Closing Date (commencing with the anniversary falling on August 6, 2001). The Agent and the Lenders have no obligation to extend the Maturity Date and the Maturity Date shall not be extended unless (i) the Borrower is in full compliance with all of the terms, conditions and covenants of this Agreement at the time of request and on the applicable anniversary Date, (ii) all of the Lenders and the Agent have agreed to do so in writing, (iii) Borrower shall, on or prior to the applicable anniversary, have executed and delivered to the Agent an extension agreement in the form provided by Agent, and (iv) Borrower shall, on or prior to the applicable anniversary, provided all Lenders shall have approved the request, have remitted to the Agent any extension fee, and have satisfied any other conditions to extension, agreed to between Borrower and the Agent. If Borrower's request for extension is approved and the other foregoing conditions are met, then (i) the extension of the Maturity Date shall be for a period of one (1) year and (ii) such extension shall be effective as of the applicable anniversary. The Agent and the Lenders shall have a period of forty-five (45) days from receipt of written notice of Borrowers' intention to extend the Maturity Date to approve such extension, in their sole and absolute discretion. If Borrower has not received written notice of the Lenders' intention to extend the Maturity Date within such forty-five (45) day period, then the extension request shall be deemed to be not approved. If an extension is granted, Borrower may request subsequent one (1) year extensions subject to the same criteria and procedures established in this Section 2.5.2. As an example, in order to extend the initial Maturity Date, Borrower must notify Agent at least ninety (90) days prior to August 6, 2001. If approved, the Maturity Date would then be extended from August 6, 2003 to August 6, 2004. In the event that Borrower's initial request for extension is not granted, any subsequent request for extension is not granted, or Borrower does not request an extension pursuant to this Section 2.5.2, then, commencing on the Maturity Date, Borrower shall no longer be able to obtain Loans hereunder and all outstanding Loans shall become all due and payable.

                  SECTION  1.3.  Financial  Information.  Section  4.5.1  of the
                                 ----------------------
Modified Credit Agreement is hereby amended by deleting the dates "December 31, 1997" and "December 31, 1998" and substituting in lieu thereof the dates "December 31, 1998" and "December 31, 1999" respectively. Section 4.5.2 of the Modified Credit Agreement is hereby amended by deleting the words "June 30, 1999" and substituting in lieu thereof the words "June 30, 2000".

                  SECTION 1.4. Minimum Tangible Net Worth.  Section 6.4.3 of the
                               --------------------------
Modified Credit Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

                  6.4.3.  Minimum  Tangible  Net  Worth.  Tangible  Net Worth of
                          -----------------------------
Borrower and Guarantor shall not be less than, at any time: (i) $800,000,000 plus (ii) ninety percent (90%) of Equity Offering Net Proceeds.


                                  ARTICLE II.
                                  ----------

                 Conditions to Effectiveness of this Amendment
                 ---------------------------------------------

                  The closing hereunder shall occur on the date when each of the following conditions is satisfied (or waived by the Agent and the Lenders) (the "Amendment Date"), each document to be dated the Amendment Date unless otherwise indicated:

                  (a) the Borrower, the Agent and each of the Lenders shall have executed and delivered to the Borrower and the Agent a duly executed original of this Amendment;

                  (b) Guarantor shall have executed and delivered to the Agent a duly executed consent to this Amendment reaffirming Guarantor's obligations under the Guaranty;

                  (c) the Agent shall have received all documents the Agent may reasonably request relating to the existence of the Borrower and Guarantor, the authority for and the validity of this Amendment and the other Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Agent. Such documentation shall include, without limitation, the agreement of limited partnership of the Borrower, as well as the certificate of limited partnership of the Borrower, both as amended, modified or supplemented to the Amendment Date, certified to be true, correct and complete by a senior officer of the Borrower as of a date not more than ten (10) days prior to the Amendment Date, as well as the articles of incorporation and bylaws of Guarantor, as amended, modified or supplemented to the Amendment Date, certified to be true, correct and complete by a senior officer of Guarantor as of a date not more than ten (10) days prior to the Amendment Date;

                  (d) the Borrower and Guarantor shall have taken all actions required to authorize the execution and delivery of this Amendment and the other Loan Documents and the performance thereof by the Borrower and Guarantor, as the case may be;

                  (e) the Agent shall have received, for its and any other Lender's account and the account of Gibson, Dunn & Crutcher LLP, all fees due and payable pursuant to the Fee Letter dated September 29, 2000 between Borrower and Agent and the Modified Credit Agreement on or before the Amendment Date; and

                  (f) no Default or Event of Default shall have occurred.

                                  ARTICLE III.
                                  -----------

                          Representations of Borrower
                          ---------------------------

                  The Borrower hereby represents and warrants to the Agent and each of the Lenders the following:

                  (a) All of the representations and warranties contained in the Modified Credit Agreement are true and correct on and as of the date hereof and will be true and correct after giving effect to this Amendment; the foregoing representation and warranty is not intended to modify Section 7.1.4 of the Credit Agreement.

                  (b) No event which constitutes a Default or an Event of Default under the Modified Credit Agreement, as amended hereby, has occurred and is continuing, or would result from the execution and delivery of this Amendment.

                  (c) The Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Modified Credit Agreement, as amended hereby, and under the Notes; and all such action has been duly authorized by all necessary proceeding on its part. Each of the Modified Credit Agreement, this Amendment and the Notes has been duly and validly executed and delivered by the Borrower and constitutes the valid and legally binding obligation of the Borrower enforceable in accordance with its terms, except as limited by moratorium, bankruptcy, reorganization, insolvency or other laws affecting creditor's rights generally or by the exercise of judicial discretion in accordance with general principles of equity.


                                  ARTICLE IV.
                                   ----------

                                 MISCELLANEOUS
                                 -------------

                  SECTION  4.1  Capitalized Terms  The  capitalized  terms  used
                                ------------------
herein which are defined in the Modified Credit Agreement and not otherwise defined herein shall have the meanings specified therein.

                  SECTION 4.2  Ratification  The Modified Credit  Agreement,  as
                               ------------
hereby amended, is in all respects ratified and confirmed, and all other rights and powers created thereby or thereunder shall be and remain in full force and effect.

                  SECTION 4.3  Counterparts  This  Amendment  may be executed in
                               ------------
several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute one and the same instrument.

                  SECTION 4.4  Governing Law  THIS  AMENDMENT AND THE OTHER LOAN
                               -------------
DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



                                        Borrower:

                                        PS BUSINESS PARKS, L.P.,
                                        a California limited partnership

                                        By:     PS  BUSINESS PARKS, INC.,
                                                a California corporation,
                                                General Partner


                                                By: /s/ Jack Corrigan
                                                    -----------------
                                                Name:    Jack Corrigan
                                                Title:   Vice President


Address:                                Address:  PS BUSINESS PARKS, L.P.
                                                  701 Western Avenue
                                                  Glendale, California  91201
                                                  Attn:  Chief Financial Officer
                                                  Telephone:  (818) 244-8080
                                                  Telecopier: (818) 244-9267

                                          Agent:

                                          Wells Fargo Bank, National Association


                                          By: /s/ Sharon Fisher
                                              -----------------
                                          Name:    Sharon Fisher
                                          Title:   Vice President



Address:                                  Wells Fargo Bank, National Association
                                          2030 Main Street, 8th Floor
                                          Irvine, California 92614
                                          Attention:  Office Manager
                                          Telephone:  (949) 251-4300
                                          Telecopier: (949) 851-9728

                                          Lender:

                                          Wells Fargo Bank, National Association


                                          By: /s/ Sharon Fisher
                                              -----------------
                                          Name:    Sharon Fisher
                                          Title:   Vice President


Address:                                  Wells Fargo Bank, National Association
                                          2030 Main Street, 8th Floor
                                          Irvine, California 92614
                                          Attention:  Office Manager
                                          Telephone:  (949) 251-4300
                                          Telecopier: (949) 851-9728



LIBOR LENDING                             Wells Fargo Bank, National Association
OFFICE:                                   2120 East Park Place, Suite 100
                                          El Segundo, California 90245
                                          Attention:  Anne Colvin
                                          Telephone:  (310) 335-9458
                                          Telecopier: (310) 615-1014

                              CONSENT OF GUARANTOR
                              --------------------

The undersigned, PS BUSINESS PARKS, INC., a California corporation ("Guarantor"), (i) hereby consents to the foregoing Second Amendment to Revolving Credit Agreement dated as of September 29, 2000 (the "Second Amendment") among PS BUSINESS PARKS, L.P., a California limited partnership ("Borrower"), the lenders listed therein (the "Lenders") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (in such capacity, the "Agent"), and (ii) hereby reaffirms its obligations under that certain General Continuing Repayment Guaranty dated as of August 6, 1998 made by Guarantor in favor of the Lenders and the Agent pursuant to which, among other things, Guarantor guarantees the payment and performance of Borrower's obligations under the Revolving Credit Agreement dated as of August 6, 1998 among Borrower, the Lenders and the Agent, as amended by each of the First Amendment to Revolving Credit Agreement dated as of August 19, 1999 among Borrower, the Lenders and the Agent and the Second Amendment.



                                                 PS BUSINESS PARKS, INC.,
                                                 a California corporation


                                                 By: /s/ Jack Corrigan
                                                     -----------------
                                                 Name:    Jack Corrigan
                                                 Title:   Vice President